UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 4, 2006

ALLION HEALTHCARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

            0-17821                                 11-2962027

        (Commission File Number)                     (IRS Employer Identification No.)

1660 Walt Whitman Road, Suite 105, Melville, NY                      11747

(Address of Principal Executive Offices)                         (Zip Code)

(631) 547-6520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2006, Allion Healthcare, Inc. (the “Company”) entered into an employment agreement, effective as of October 1, 2006, with each of Michael P. Moran, the Company’s Chief Executive Officer and President, and James G. Spencer, the Company’s Chief Financial Officer (collectively, the “Employment Agreements,” and each of Messrs. Moran and Spencer, the “Executive”). Mr. Moran’s and Mr. Spencer’s annual base salaries under their respective Employment Agreements are $350,000 and $290,000, respectively, subject to increases from time to time in the sole discretion of the Company’s Compensation Committee of the Board of Directors, and they are entitled to receive certain other compensation and benefits as described in the Employment Agreements.

The Employment Agreements provide for an initial term of one year and automatically renew for successive one-year periods unless notice of non-renewal is provided in writing by either party at least ninety (90) days before the end of the then-current term. The Employment Agreements may also be earlier terminated by the Company with or without Cause (as defined in the Employment Agreements), by the Executive with or without Good Reason (as defined in the Employment Agreements), or upon the Executive’s death or disability as further described in the Employment Agreements. In addition, as more fully described in the Employment Agreements, upon a termination by the Executive for Good Reason or by the Company without Cause, or upon a notice of nonrenewal by the Company, the Executives are entitled to receive certain termination benefits in addition to Accrued Benefits (as defined in the Employment Agreements).

Pursuant to the Employment Agreements, the Executives are subject to confidentiality provisions as well as certain non-compete and non-solicitation obligations during the term of employment with the Company and for a one-year period following termination of employment, with certain exceptions.

Copies of the Employment Agreements are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Employment Agreement effective as of October 1, 2006 by and between Allion Healthcare, Inc. and Michael P. Moran.

10.2 Employment Agreement effective as of October 1, 2006 by and between Allion Healthcare, Inc. and James G. Spencer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2006
ALLION HEALTHCARE, INC.

/s/ James G. Spencer

By: James G. Spencer
Its:  Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description
10.1	Employment Agreement effective as of October 1, 2006 by and between Allion Healthcare, Inc. and Michael P. Moran.

10.2	Employment Agreement effective as of October 1, 2006 by and between Allion Healthcare, Inc. and James G. Spencer.